Exhibit 23.01


                    CONSENT OF INDEPENDENT AUDITORS


     We consent to the incorporation by reference of our report dated February 13, 1995, with respect to the consolidated financial statements and schedule of Equitable
Resources, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1994 in the Prospectus part of the following Registration Statements:

     Registration Statement No. 33-52151 on Form S-8 pertaining to the 1994 Equitable Resources, Inc.
     Long-Term Incentive Plan;

     Registration Statement No. 33-52137 on Form S-8 pertaining to the 1994 Equitable Resources, Inc.
     Non-Employee Directors' Stock Incentive Plan;

     Post-Effective Amendment No. 2 to Registration
     Statement No. 2-69010 on Form S-8 pertaining to the
     Equitable Resources, Inc. Key Employee Restricted
     Stock Option and Stock Appreciation Rights
     Incentive Compensation Plan;

     Post-Effective Amendment No. 1 to Registration
     Statement No. 33-00252 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings
     Plan;

     Post-Effective Amendment No. 1 to Registration
     Statement No. 33-10508 on Form S-8 pertaining to the Equitable Resources, Inc. Key Employee
     Restricted Stock Option and Stock Appreciation
     Rights Incentive Compensation Plan.

     We also consent to the incorporation by reference in the Registration Statement No. 33-53703 on Form S-3 pertaining to the registration of $100,000,000 Medium Term Notes, Series C of Equitable Resources, Inc. and in the related Prospectus of our report dated February 13, 1995, with respect to the consolidated financial statements and schedule of Equitable Resources, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1994.

     We also consent to the incorporation by reference of our report dated February 22, 1995 with respect to the financial statements and schedules of the Equitable Resources, Inc. Employee Savings Plan included in the Annual Report (Form 11-
K) for the year ended October 31, 1994, included in Exhibit
99.01 to this Annual Report (Form 10-K) into Post-Effective Amendment No. 1 to Registration Statement No. 33-00252 on Form S-8 pertaining to the Equitable Resources, Inc. Employee Savings Plan.




                           By   s/ Ernst & Young LLP
                                   Ernst & Young LLP




Pittsburgh, Pennsylvania
March 20, 1995